SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION
14(C) OF THE SECURITIES EXCHANGE
ACT OF 1934

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[X]	Preliminary Information Statement	[ ]	Confidential, for use of the Commission Only (as permitted by Rule 14c-d(d)(2))

[ ]	Definitive Information Statement

AMERICAN NATIONAL FINANCIAL, INC.
(Name of Registrant as Specified in Its Charter)

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AMERICAN NATIONAL FINANCIAL, INC.

1111 E. Katella Avenue, Suite 220
Orange, California 92867

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY STATEMENT AND

YOU ARE REQUESTED NOT TO SEND A PROXY

Approximate date of Mailing of this Information Statement: November 18, 2002

TO ALL STOCKHOLDERS:

      NOTICE is hereby given that American National Financial, Inc. (“we,” “us,” or the “Company”) will take the following actions pursuant to written consent of a majority of our stockholders:

      To amend our Articles of Incorporation to change our name to ANFI, INC.

      Stockholders of record on the close of business on October 23, 2002, are entitled to notice of the foregoing.

      The Company will pay all costs of preparing, printing, and mailing this Information Statement.

      THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

Date:

FERNANDO VELEZ, JR.
Secretary

INTRODUCTION
QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
SECURITY OWNERSHIP OF MANAGEMENT
STOCKHOLDER ACTION
ADDITIONAL INFORMATION

INTRODUCTION

      This Information Statement is being furnished by the board of directors of American National Financial, Inc. (“we,” “us,” or the “Company”), to stockholders in connection with actions taken by certain stockholders holding a majority of the outstanding shares of the Company by written consent without a meeting pursuant to the California Corporations Code.

QUESTIONS AND ANSWERS ABOUT THIS INFORMATION STATEMENT

Q:	Who is entitled to receive this Information Statement?

A:	All record holders of our common stock as of the close of business on October 23, 2002 are entitled to receive this Information Statement. On that day, approximately 9,529,017 shares of common stock were issued and outstanding and eligible to receive this Information Statement.

Q:	Why is the Company sending me this Information Statement?

A:	The Securities and Exchange Commission requires the Company to notify you of actions taken by stockholders without a meeting. In this case, the board of directors has approved, and the stockholders have approved and ratified by written consent, a change in the Company’s name from American National Financial, Inc., to ANFI, Inc.

Q:	Why is the Company changing its name?

A:	The Company entered into a settlement agreement with American National Insurance Company, a Texas corporation, regarding the use of the Company name. The Company agreed to change its name to ANFI, Inc.

Q:	What am I required to do?

A:	Nothing. The Company is providing you with information about its change in name.

Q:	Should I send my stock certificates now?

A:	No. After the name change is completed, you will receive written instructions for exchanging your stock certificates for new certificates reflecting our new name.

Q:	Am I entitled to dissenter’s rights?

A:	No. The California Corporations Code does not provide for dissenter’s rights in connection with our name change.

Q:	What interests in the name change do members of management have?

A:	No director, executive officer, nominee for election as a director, associate of any director, nominee for election as an executive officer or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendments which is not shared by all other stockholders.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      As of the record date, the Company’s authorized capitalization consisted of 55,000,000 shares of common stock and 5,000,000 shares of preferred stock. As of the record date, there were 9,529,017 shares of common stock outstanding, all of which were fully paid, non-assessable and entitled to vote, and 0 shares of preferred stock outstanding. Each share of common stock entitles its holder to one vote on each matter submitted to the shareholder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table shows, with respect to each person or entity known to the Company to be the beneficial owner of more than 5% of the Company’s common stock (other than as set forth in the “Security

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Ownership of Management” table below), (1) the number of shares of common stock so owned, and (2) the percentage of all shares outstanding represented by such ownership (based upon the number of shares outstanding as of October 23, 2002).

	Number of	Percentage
Name and Address of Beneficial Owner	Shares	of Class

Fidelity National Financial, Inc.	2,653,173	27.84%
17911 Von Karman Avenue Irvine, California 92614

SECURITY OWNERSHIP OF MANAGEMENT

      The following table sets forth the beneficial ownership as of October 23, 2002 of the common stock of the Company by each director who owns shares, by the director nominees, all executive officers, and all directors and executive officers as a group. The information as to beneficial stock ownership is based on data furnished by the persons concerning whom such information is given. The address for all of the executives and directors is 1111 E. Katella Avenue, Suite 220, Orange, California 92687, except for William P. Foley, II, whose address is 4050 Calle Real, Santa Barbara, California 93110.

					Percentage of
		Number of	Number of		Total
Name	Position	Shares Held	Options(1)	Total	Outstanding

Michael C. Lowther	Chairman of the Board and Chief Executive Officer	1,169,088	357,847	1,526,935	15.44%
Wayne D. Diaz	President	1,152,508	357,847	1,510,355	15.28%
Carl A. Strunk	Executive Vice President and Chief Financial Officer	134,754	128,195	262,949	2.72%
Barbara A. Ferguson	Executive Vice President	84,146	164,580	248,726	2.57%
William P. Foley, II	Director	556,805	196,876	753,681	7.75%
Bruce Elieff	Director	-0-	24,167	24,167	*
Matthew K. Fong	Director	42,617	24,167	66,784	*
Bruce L. Nelson	Director	-0-	10,417	10,417	*
George J. Wall	Director	-0-	-0-	-0-	*
All directors and
officers (9 persons)		3,139,918	1,264,096	4,404,014	40.80%

*	Represents less than 1% of the Company’s common stock.

(1)	Represents shares subject to stock options that are exercisable on October 23, 2002 or become exercisable within 60 days of October 23, 2002.

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STOCKHOLDER ACTION

      Stockholders holding approximately 74.1% of our outstanding common stock have approved and ratified the following resolution amending our articles of incorporation:

      RESOLVED, that Article I of the Articles of Incorporation of the Corporation shall be amended to read in its entirety as follows:

“I.

The name of the corporation is ANFI, Inc. (the “Corporation”).”

      The name change is in conformity with the terms of a confidential settlement agreement with American National Insurance Company, a Texas corporation, and us regarding the use of our former name.

ADDITIONAL INFORMATION

      Additional information concerning the Company, including all reports filed with the Securities and Exchange Commission, may be accessed through the Securities and Exchange Commission’s EDGAR archives at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

MICHAEL C. LOWTHER
Chairman of the Board

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